   As filed with the Securities and Exchange Commission on December 1, 1998.

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 30, 1998


                             Citation Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                        0-24492               63-0828225
--------------------------------        ------------       ---------------------
    (State of Incorporation)             Commission           (I.R.S. Employer
                                         File Number         Identification No.)

    2 Office Park Circle, Suite 204
    Birmingham, Alabama                                          35223
------------------------------------------           ---------------------------
 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (205) 871-5731

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ITEM 5.   OTHER EVENTS.

     On November 30, 1998, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No.    Description of Document
          ----------     -----------------------

          99.1 Press release dated November 30, 1998 issued by the registrant.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated December 1, 1998

                                        CITATION CORPORATION


                                        By: /s/ Frederick F. Sommer
                                           ------------------------
                                           Frederick F. Sommer
                                           President and CEO

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